Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

BLACKROCK TCP CAPITAL CORP. PRICES $175,000,000 OF 2.850% NOTES DUE 2026

SANTA MONICA, Calif., February 2, 2021 — BlackRock TCP Capital Corp. (NASDAQ: TCPC) (“TCPC” or the “Company”) announced today the pricing of $175,000,000 in aggregate principal amount of 2.850% notes due 2026 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on February 9, 2021.

The Notes bear interest at a rate of 2.850% per year, payable semiannually and will mature on February 9, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium, if applicable. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured senior indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

The Company intends to use the net proceeds from this offering to repay amounts outstanding under its credit facilities and for other general corporate purposes, including payment of operating expenses. The repayment of amounts outstanding under its credit facilities will increase the available funds under the credit facilities which the Company may use for a variety of purposes including: (i) making additional investments in portfolio companies in accordance with its investment objective and (ii) retiring other outstanding debt securities, including pursuant to the tender offer to repurchase certain debt securities announced separately by the Company today.

BofA Securities, Inc., Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc., ING Financial Markets LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, R. Seelaus & Co., LLC and Fifth Third Securities, Inc.  are acting as joint book-running managers. Goldman Sachs & Co. LLC, Raymond James & Associates, Inc. and JMP Securities LLC are acting as co-managers.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated February 2, 2021 and the accompanying prospectus dated August 16, 2019, which have been filed with the SEC, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

This press release is not an offer to purchase any securities or a solicitation of tenders in the tender offer. In connection with the tender offer, the Company has filed with the SEC an Issuer Tender Offer Statement on Schedule TO, which contains additional information with respect to the tender offer. Securities may be tendered in the tender offer only in accordance with the terms and conditions set forth in the tender offer statement.

The offering is being made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained for free when available by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when available, if you request it by contacting BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322 or by e-mail: dg.prospectus_requests@bofa.com; Morgan Stanley & Co. LLC, 180 Varick Street, New York, NY 10014 Attn: Prospectus Department; or SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, NY 10172, or by calling 1-888-868-6856 or by email: prospectus@smbcnikko-si.com.

ABOUT BLACKROCK TCP CAPITAL CORP.

BlackRock TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on direct lending to middle-market companies as well as small businesses. TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise. TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a wholly-owned, indirect subsidiary of BlackRock, Inc.

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in BlackRock TCP Capital Corp. should consider the investment objectives, risks and expenses of the company carefully before investing. This information and other information about the company are available in the company’s filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual financial results could differ materially from those projected in this press release due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in this press release are included in the “Risk Factors” section of the company’s Form 10-K for the year ended December 31, 2019, the “Risks” section of the Company’s prospectus dated August 16, 2019 and its prospectus supplement dated September 25, 2020, and the company’s subsequent periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release and are subject to change without notice. The company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SOURCE:

BlackRock TCP Capital Corp.

CONTACT

BlackRock TCP Capital Corp.
Katie McGlynn
310-566-1094
investor.relations@tcpcapital.com